Exhibit  32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Freedom Environmental Services Inc. on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Borish, Interim Chief Financial Officer (principal Accounting Officer) certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                 /s/  Michael Borish
                                                 -------------------------------
                                                 Michael Borish
                                                 Interim Chief Financial Officer
 (Principal Accounting Officer)
Date: October 28, 2009